EXHIBIT 10.45


                         REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT, dated as of June 17, 1997 ("Agreement"), by and among EMPIRE OF CAROLINA, INC., a Delaware corporation ("Empire" or the "Company"), and WPG CORPORATE DEVELOPMENT ASSOCIATES IV, L.P. ("CDA IV"), WPG CORPORATE DEVELOPMENT ASSOCIATES IV (OVERSEAS), LTD. ("CDA IV Overseas"), WEISS, PECK & GREER, as trustee under Craig Whiting IRA, Peter B. Pfister, WEISS, PECK & GREER, as Trustee under Nora Kerppola IRA, WESTPOOL INVESTMENT TRUST PLC, EUGENE M. MATALENE, JR., RICHARD HOCHMAN, and GLENBROOK PARTNERS, L.P. (collectively, the "Investors").

                                    RECITALS

         A. Pursuant to that certain Agreement by and between the Company and Investors dated as of June 17, 1997 (the "WPG Agreement"), the Investors, among other things, agreed to exchange their outstanding 9% convertible debentures in return for non-voting Series C Preferred Stock as contemplated by that certain Securities Purchase Agreement ("Securities Purchase Agreement"), dated as of May 5, 1997, by and between HPA Associates, LLC, EMP Associates LLC and Empire.

         B. As a condition to the consummation of the transactions contemplated by the WPG Agreement and the Securities Purchase Agreement, the parties hereto (collectively, the "Parties" and each, individually, a "Party") have entered into this Agreement to provide certain securities registration rights to the Investors.

         C. The provisions of this Agreement supersede and replace any and all registration rights previously held by any Party with respect to securities of the Company, including the registration rights contemplated by that certain Registration Rights Agreement dated December 22, 1994 (the "WPG Registration Rights Agreement") between the Company and Investors.

                                   AGREEMENTS

         In consideration of the foregoing recitals (which are hereby incorporated into and shall be deemed a part of this Agreement), the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

         1. Definitions. For the purposes of this Agreement, the following terms have the meanings indicated:


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                   "Board" shall mean the Board of Directors of the Company.

                   "Blackout Event" shall mean any of the following events: (i) if the Board or the Executive Committee of the Board determines in good faith that effecting such a registration or continuing such disposition at such time would have a material adverse effect upon a proposed sale of all (or substantially all) of the assets of the Company or a merger, reorganization, recapitalization or similar current transaction materially affecting the capital structure or equity ownership of the Company, or (ii) if the Company is in possession of material information which the Board or the Executive Committee of the Board determines in good faith it is not in the best interests of the Company to disclose in a registration statement at such time.

                   "Common Stock" shall mean the Company's Common Stock, $.10 par value, and any Stock into which such Common Stock may hereafter be changed.

                   "Company" shall mean Empire of Carolina, Inc., a Delaware corporation, and all successor corporations thereof.

                   "Conversion Stock" means Common Stock issued upon conversion of the Series C Preferred Stock.

                   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any federal statute or statutes which shall be enacted to take the place of such Act, together with all amendments and supplements thereto.

                   "Holders" shall mean the Persons who shall from time to time own of record any Security. The term "Holder" shall mean any one of the Holders.

                   "Other WPG Stock" shall mean Common Stock issuable or issued to, or acquired by, the Investors (other than Conversion Stock or Series C Preferred Stock (as defined below)) and any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, rights or other security which is issued as) a dividend, stock split or other distribution with respect to, or in exchange for or in replacement of such Common Stock.

                   "Person" shall mean an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated organization or a governmental organization or any agency or political subdivision thereof.

                   "Prospectus" shall mean any prospectus which is a part of a Registration Statement, together with all amendments or supplements thereto.

                   "Registrable Stock" shall mean at any time: (i) the shares of the then outstanding Conversion Stock; (ii) the Conversion Stock then issuable upon conversion of the then outstanding Series C Preferred Stock; and (iii) Other WPG Stock owned by any Investor

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or any subsequent Holder of Registrable Stock having rights hereunder pursuant to Section 10 hereof; provided, however, that Registrable Stock shall not be deemed to include any shares after such shares have been registered under the Securities Act and sold pursuant to such registration or any shares sold without registration under the Securities Act in compliance with Rule 144, or pursuant to any other exemption from registration under the Securities Act to a Person who is free to resell such shares without registration or restriction under the Securities Act.

                   "Registration Statement" shall mean any registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act, together with all amendments or supplements thereto.

                   "Securities" shall mean any debt or equity securities of the Company or a Subsidiary, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. The term "Security" shall mean any one of the Securities.

                   "Securities Act" shall mean the Securities Act of 1933, as amended, or any federal statute or statutes which shall be enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.

                   "Securities and Exchange Commission" shall mean the United States Securities and Exchange Commission or any successor to the functions of such agency.

                   "Seller" shall mean each Holder of Securities of the Company as to which Securities the Company could be required to file a Registration Statement or which could be registered under the Securities Act at the request of such Holder pursuant to any of the provisions of this Agreement.

                   "Stock" shall include any and all shares, interests or other equivalents (however designated) of, or participation in, corporate stock.

                   "Securities Purchase Agreement" shall have the meaning given such term in the Recitals hereto.

                   "Series C Preferred Stock" shall mean the Company's Series C Convertible Preferred Stock, $.01 par value, and any Stock into which such Stock may hereafter be changed, other than by exercise of the conversion right of such Series C Preferred Stock.

         2.        Required Registrations.

                   (A) Subject to Sections 2(B) and 5 below, upon the written request to register any number of shares of Registrable Stock under the Securities Act made at any time by Holders of a majority of the shares of Registrable Stock then outstanding, the Company will use its reasonable best efforts to effect the registration of Registrable Stock under the

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Securities Act and the registration or qualification thereof under all applicable state securities or blue sky laws, but only to the extent provided for in the following provisions of this Agreement. A request pursuant to this
Section 2(A) shall state the intended method of disposition of the Registrable Stock sought to be registered. Whenever the Company shall, pursuant to this
Section 2(A), be requested to effect the registration of any Registrable Stock under the Securities Act, the Company shall promptly give written notice of such proposed registration to all Holders of Registrable Stock, stating that such Holders have the right to request that any or all of the Registrable Stock owned by them be included in such registration. The Company shall include in such registration all Registrable Stock with respect to which the Company receives written requests from the Holders thereof for inclusion therein (stating the intended method of disposition of such Registrable Stock); and thereupon the Company will, as expeditiously as is practicable, use its reasonable best efforts to effect the registration, under the Securities Act, of such Registrable Stock which the Company has been requested to register for disposition by such Holders in accordance with the intended method of disposition described in the requests of such Holders, all to the extent requisite to permit such sale or other disposition by such Holders of the Registrable Stock so registered.

                   (B) The foregoing registration rights of Holders of Registrable Stock shall be deemed satisfied by the Company when two Registration Statements shall have been filed by the Company with and made effective by the Securities and Exchange Commission under the Securities Act pursuant to requests made pursuant to Section 2(A) and all Registrable Stock offered pursuant to each such Registration Statement shall have been sold. All Holders of Registrable Stock shall use their best efforts to include all shares of Registrable Stock of such Holder in the first demand registration pursuant to this Section 2; provided that such Holders shall not be required to include all such shares of Registrable Stock if it reasonably believes that the inclusion of all such shares of Registrable Stock would adversely affect the price at which such shares could be sold. The Company shall have the right to select the investment banker or bankers who shall serve as the manager and/or co-managers for the offering of Securities covered by such Registration Statement, but only with the consent of the Holders of a majority of the Registrable Stock included in a Registration Statement filed pursuant to this Section 2, which consent shall not be unreasonably withheld.

         3. Piggyback Registration. At any time whenever the Company proposes to file a Registration Statement under the Securities Act with respect to an underwritten public offering of Common Stock by the Company for its own account or for the account of any other holder of Common Stock, the Company shall give written notice (the "Offering Notice") of such proposed filing at least 30 days before the anticipated filing date. Such Offering Notice shall offer Holder the opportunity to register such number of Common Stock as Investor may request in writing, which request for registration (each, a "Piggyback Registration") must be received by the Company within 15 days after the Offering Notice is given. Subject to Section 9 hereof, the Company shall use all reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit Holder requested to include such Registrable Securities in such offering on the same terms and conditions as the Securities of the Company included therein. No registrations of Registrable

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Stock under this Section 3 shall relieve the Company of its obligation to effect registrations under Section 2 hereof, or shall constitute a registration request by any Holder of Registrable Stock under Section 2. The Company shall have the right to select the investment banker or bankers who shall serve as the manager and/or co-managers for all offerings of Securities under this Section 3.

         4. Registration Procedures. Whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect the registration of any Registrable Stock under the Securities Act, the Company will, as expeditiously as is practicable:

                   (A) prepare and file with the Securities and Exchange Commission a Registration Statement with respect to such Registrable Stock and use its reasonable best efforts to cause such Registration Statement to become and remain effective for a period of not less than one year, provided that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish to counsel for the Holders of Registrable Stock included in such Registration Statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel and shall not be filed without the consent of such counsel (which consent shall not be unreasonably withheld or delayed);

                   (B) prepare and file with the Securities and Exchange Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than one year and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Stock covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the Sellers thereof set forth in such Registration Statement;

                   (C) furnish to each Seller such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in the Registration Statement (including each preliminary Prospectus), and such other documents, as such Seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Stock owned by such Seller;

                   (D) use every reasonable effort to register or qualify all the Registrable Stock covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each Seller shall reasonably request, and use every reasonable effort to do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such Seller to consummate the public sale or other disposition in such jurisdiction of the Registrable Stock owned by such Seller covered by such Registration Statement;

                   (E) notify each Seller at any time when a Prospectus relating to the Registrable Stock of such Seller covered by such Registration Statement is required to be

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delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and at the request of Sellers holding a majority of the Registrable Stock covered by such Registration Statement and subject to Section
5 below, prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the Registrable Stock covered by such Registration Statement, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                   (F) cause all such Registrable Stock covered by such Registration Statement to be listed on each securities exchange on which Securities of the same class are then listed;

                   (G) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as the Holders of a majority of the Registrable Stock included in such Registration Statement pursuant to the provisions of this Agreement or underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Stock (including effecting a stock split or a combination of shares);

                   (H) make available for inspection by any Seller, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Seller who is the Holder of Registrable Stock included in such registration pursuant to the provisions of this Agreement or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

                   (I) if such sale is pursuant to an underwritten offering, use reasonable efforts to obtain a "cold comfort" letter and updates thereof from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the managing underwriter or underwriters reasonably request; and

                   (J) provide, if such sale is pursuant to a firm commitment underwriting, at the request of the Investor, a legal opinion of the Company's independent counsel for purpose of such registration with respect to the Registration Statement, each amendment and supplement thereto, the Prospectus included therein (including any preliminary Prospectus) and such other documents relating thereto in customary form and covering such matters of that type customarily covered by legal opinions of such nature at the date thereof.


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         5.        Blackout Events.

                   (A) Notwithstanding any provision of this Agreement to the contrary, during any period of up to 90 days' duration following the occurrence of a Blackout Event (a "Blackout Period"), the Company shall not be required to file, or cause to be declared effective, under the Securities Act any Registration Statement hereunder, and the Holders of Registrable Stock will discontinue the disposition of Common Stock pursuant to a Registration Statement filed pursuant to this Agreement. The aggregate number of days during which one or more Blackout Periods are in effect shall not exceed 180 days during any 12-month period.

                   (B) The Company shall promptly notify the Holders in writing of any decision not to file a Registration Statement or not to cause a Registration Statement to be declared effective or to discontinue sales of Registrable Securities pursuant to this Section 6, which notice shall set forth the reason for such decision (but not disclosing any nonpublic material information) and shall include an undertaking by the Company promptly to notify the Holders as soon as exchanges or sales, as applicable, may resume.

         6. Expenses. To the fullest extent allowable under applicable state securities and blue sky laws, all expenses incurred in effecting the registrations provided for in Sections 2(A) and 3 hereof, including all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one law firm serving as counsel for the Sellers (who shall be selected by Sellers holding a majority of the Registrable Stock being offered and shall be a firm of nationally recognized standing or which has been approved by the Company, which consent shall not be unreasonably withheld), underwriting expenses (other than underwriting discounts and commissions with respect to the Registrable Stock being sold, which shall be the responsibility of the Sellers), expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Subsection (D) of Section 4 hereof, shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any out-of-pocket expenses described above (which amount shall in no event include any allocation of overhead) directly related to any registration began pursuant to Section 2 hereof if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Stock to be registered, if any (in which case all participating Holders shall bear such out-of-pocket expenses pro rata), unless the Holders of at least 80% of the then existing Registrable Stock agree to forfeit their right to one registration pursuant to
Section 2 of this Agreement. If a registration request is withdrawn at the request of the Holders of a majority of the Registrable Stock to be registered, such participating Holders shall have 30 days after the Company has delivered an itemized statement setting forth in reasonable detail the out-of-pocket expenses incurred by the Company and made available to such Holders appropriate back-up documentation to pay such expenses in accordance with the proviso to the preceding sentence or to notify the Company in writing of their decision to forfeit their right to one registration pursuant to Section 2 of this Agreement; and provided further, however, that if at the time of such withdrawal, the Holders have learned of a

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material adverse change in the condition, business, or prospects of Empire from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by Empire of such material adverse change, then the Holders shall retain their rights pursuant to
Section 2(A).

         7.        Indemnification.

                   (A) In the event of any registration of any Registrable Stock under the Securities Act pursuant to this Agreement, the Company, to the extent permitted by law, shall indemnify and hold harmless the Seller of such Registrable Stock, each trustee, partner, officer, director and agent of such Seller ("Seller Representatives"), each underwriter (as defined in the Securities Act), each other Person who participates in the offering of such Registrable Stock, and each other Person, if any, who controls (within the meaning of the Securities Act) such Seller, Seller Representatives, underwriter or participating Person, against any losses, claims, damages or liabilities, joint or several, to which such Seller, Seller Representatives, underwriter, participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (1) any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such Registrable Stock was registered under the Securities Act, any preliminary Prospectus or final Prospectus contained therein, or any summary Prospectus issued in connection with any Registrable Stock being registered, or any amendment or supplement thereto; or (2) any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such Seller, Seller Representatives, or any such underwriter, participating Person or controlling Person for any legal or other expenses reasonably incurred by such Seller, Seller Representatives, underwriter, participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any Seller, or any such Seller Representatives, underwriter, participating Person, or controlling Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary Prospectus, summary Prospectus, final Prospectus, or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Seller, specifically for use therein.

                   (B) Each Holder of Registrable Stock, by acceptance thereof, severally and not jointly, indemnifies and holds harmless each other Holder of Registrable Stock, the Company, its directors and officers, each underwriter (as defined in the Securities Act), each other Person who participates in the offering of such Registrable Stock, and each other Person, if any, who controls (within the meaning of the Securities Act) the Company, any underwriter, participating Person or any Holder, against any losses, claims, damages, or liabilities, joint or several, to which any such other Holder, the Company, any such director or officer, any such underwriter, or any such participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as

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such losses, claims, damages or liabilities (or actions in respect thereof)
arise out of or are based upon: (1) any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which Registrable Stock was registered under the Securities Act at the request of such Holder, any preliminary Prospectus or final Prospectus contained therein, or any summary Prospectus issued in connection with any Registrable Stock being registered, or any amendment or supplement thereto; or (2) any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, in either case to the extent, and only to the extent, that such alleged untrue statement or alleged omission was made in such Registration Statement, preliminary Prospectus, summary Prospectus, final Prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use therein, and then only to the extent that such alleged untrue statements or alleged omissions by such Holder were not based on the authority of an expert as to which such Holder had no reasonable ground to believe, and did not believe, that the statements made on the authority of such expert were untrue or that there was an omission to state a material fact. Each such Holder severally and not jointly shall reimburse each such other Holder of Registrable Stock, the Company, its directors and officers, or any such underwriter, participating Person or controlling Person for any legal or other expenses reasonably incurred by such other Holder of Registrable Stock, the Company, its directors and officers, or any such underwriter, participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding the foregoing provisions of this Subsection (B), no Holder shall be required to pay under such provisions an amount in excess of the proceeds (net of brokerage or underwriting commissions, discounts or the like) received by such Holder in payment for the Registrable Stock sold by such Holder pursuant to the Registration Statement.

                   (C) Indemnification similar to that specified in Subsections
(A) and (B) of this Section 7 shall be given by the Company and each Seller (with such modifications as shall be appropriate) covered by any registration or other qualification of Registrable Stock under any federal or state securities law or regulation other than the Securities Act with respect to any such registration or other qualification effected pursuant to this Agreement.

                   (D) Any Person which proposes to assert the right to be indemnified under Subsection (A), (B) or (C) of this Section 7 shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such Person in respect of which a claim is to be made against an indemnifying Person under such Subsection (A), (B) or (C), notify each such indemnifying Person of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. The omission to notify the indemnifying Person promptly of the commencement of any such action shall not relieve the indemnifying Person of any liability to indemnify the Person claiming indemnification under Section 7 hereof, except to the extent that the indemnifying Person shall suffer any loss by reason of such failure to give notice and shall not relieve the indemnifying Person of any other liabilities which it may have under this Agreement or otherwise. The indemnifying Person shall have the right, if such indemnifying Person so notifies the Person claiming

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indemnification within ten days after receipt of such notice, to investigate and defend any such loss, claim, damage, liability or action and to employ separate counsel reasonably satisfactory to the Person claiming indemnification in any such action and to control the defense thereof. The Person claiming indemnification shall have the right to participate in the defense of any such loss, claim, damage, liability or action, and so long as the indemnifying Person is defending such claim in good faith, the person claiming indemnification will be responsible for any of the fees and expenses of its own counsel in connection with such participation; provided, however, that notwithstanding the foregoing, in any case when indemnification is sought against the Company and (i) the Person seeking indemnification has been advised by counsel that its defenses may be different from those of the Company, or (ii) the Company has not proceeded in a timely or good faith manner to effect such defense, then the reasonable fees and expenses of counsel for such Person shall be paid by the Company and the indemnified Person shall have the right to control the defense of such action, suit or proceeding as it effects such Person. In no event shall a Person against whom indemnification is sought be obligated to indemnify any Person for any settlement of any claim or action effected without the indemnifying Person's consent, which consent shall not be unreasonably withheld.

                   (E) The indemnification provided for under this Section 7 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person or any officer, director or controlling Person of such indemnified Person and will survive the transfer of Registrable Stock.

                   (F) If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified Person with respect to any loss, liability, claim, damage, or expense referred to herein, then the indemnifying Person, in lieu of indemnifying such indemnified Person hereunder, shall contribute to the amount paid or payable by such indemnified Person as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable consideration. The relative fault of the indemnifying Person and of the indemnified Person shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of the material fact or the omission to state a material fact relates to information supplied by the indemnifying Person or by the indemnified Person, the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

         8. Participation in Underwritten Registrations. No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's Registrable Stock on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, however, that no Holder of Registrable Stock shall be required to make any representations or

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warranties or to provide information in the Registration Statement relating to such registration except, in either case, with respect to itself and its intended method of disposition of Registrable Stock.

         9.        Marketing Restrictions.

                   (A)      If:

                            (1) any Holder of Registrable Stock is entitled and wishes to register any Registrable Stock in a registration made pursuant to Section 2 hereof, and

                            (2) the offering proposed to be made by the Holder or Holders for whom such registration is to be made is to be an underwritten public offering, and

                            (3) the Company or one or more Holders of Securities other than Registrable Stock wishes to register Securities in such registration, and

                            (4) the managing underwriters of such public offering furnish a written opinion that the total amount of Securities to be included in such offering would exceed the maximum amount of Securities (as specified in such opinion) which can be marketed at a price reasonably related to the then current market value of such Securities and without otherwise materially and adversely affecting such offering, then the relative rights to participate in such offering of the Holders of Registrable Stock, the Holders of other Securities having the right to include such Securities in such registration, and the Company shall be in the following order of priority:

                   FIRST: The Holders of Registrable Stock shall be entitled to participate in accordance with the number of shares of Registrable Stock which each such Holder shall request to be registered, such participation to be pro rata in accordance with the number of shares which each such Holder shall request be registered if, pursuant to clause 4 of this Subsection (A), the total amount of Securities to be included in the offering will be less than the number of shares of Registrable Stock that all of such Holders shall request be registered; and then

                   SECOND: The Company and all Holders of other Securities having the right to include such Securities in such registration shall be entitled to participate in accordance with the relative priorities, if any, as shall exist among them;

and no Securities (issued or unissued) other than those registered and included in the underwritten offering shall be offered for sale or other disposition by the Company or any Holder of Registrable Stock in a transaction which would require registration under the Securities Act until the expiration of 180 days after the effective date of the Registration Statement filed pursuant to Section 2 hereof, or such earlier time consented to by the managing underwriters.

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                   (B)      If:

                            (1) any Holder of Registrable Stock entitled to do so requests registration of Registrable Stock under Section 3 hereof, and

                            (2) the offering proposed to be made is to be an underwritten public offering, and

                            (3) the managing underwriters of such public offering furnish a written opinion that the total amount of Securities to be included in such offering would exceed the maximum amount of Securities (as specified in such opinion) which can be marketed at a price reasonably related to the then current market value of such Securities and without materially and adversely affecting such offering, then the relative rights to participate in such offering of the Holders of Registrable Stock, the Holders of other Securities having the right to include such Securities in such registration, and the Company shall be in the following order of priority:

                   FIRST: The Person or Persons (including the Company in the case of an offering initiated by the Company) requesting such registration shall be entitled to participate in accordance with the relative priorities, if any, as shall exist among them; and then

                   SECOND: If such registration shall have been requested by a Person or Persons other than the Company, the Company shall be entitled to include Securities in such registration; and then

                   THIRD: The Holders of Registrable Stock and all other Holders of Securities, if any, having the right to include such Securities in such registration shall be entitled to participate pro rata among themselves in accordance with the number of shares of Common Stock which each such Holder shall have requested be registered (for the purposes of this clause, Securities convertible into or exchangeable or exercisable for Common Stock shall be treated as if they were so converted or exchanged or exercised immediately prior to the filing of the Registration Statement covering such registration), except to the extent that the Registration Rights Agreement held by holders of the Series A Preferred Stock pursuant to the Subscription Agreement therefore relating to the acquisition thereof and the rights of warrant holders pursuant to the Warrant Agreement dated as of June 17, 1997, in each case as in effect on the date hereof, specifically provides that the rights of holders named therein (including their transferees) take precedence over the Piggyback Rights held by the holder hereunder;

and no Securities (issued or unissued) other than those registered and included in the underwritten offering shall be offered for sale or other disposition by the Company or any Holder of Registrable Stock in a transaction which would require registration under the

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Securities Act until the expiration of 180 days after the effective date of the
Registration Statement in which Registrable Stock was included pursuant to
Section 3 hereof, or such earlier time consented to by the managing underwriters.

         10. Assignability of Registration Rights. The registration rights set forth in this Agreement shall accrue to each subsequent Holder of Registrable Stock who consents in writing to be bound by the terms and conditions of this Agreement.

         11. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. However, in the event that any court or any governmental authority or agency declares all or any part of any Section of this Agreement to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any other Section of this Agreement, and in the event that only a portion of any Section is so declared to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate the balance of such Section.

         12. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         13. Notices. All notices required or permitted hereunder shall be in writing and shall be: (a) sent by telex or facsimile transmission (to be effective when receipt is acknowledged unless sent after 5:00 p.m. on any business day, in which event notice shall be deemed received on the next business day); (b) personally delivered; (c) sent by certified mail, return receipt requested; or (d) sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid and, except as otherwise provided in Section 13(a) above, shall be deemed given when personally delivered or within three business days after such mailing, and addressed to the Party, to the Investors at their address on the books and records of the Company, and to the Company as follows:

          To the Company:             Empire of Carolina, Inc.
                                      5150 Linton Boulevard
                                      Delray Beach, Florida  33484
                                      Attn.:  Lawrence Geller,
                                              Vice President and General Counsel
                                      Facsimile:  (561) 498-0722

          with a copy to:             Sonnenschein Nath & Rosenthal
                                      8000 Sears Tower
                                      Chicago, Illinois  60606
                                      Attn:  Kenneth G. Kolmin
                                      Facsimile:  (312) 876-7934

Such addresses may be changed by any such Party by providing like notice to the other Parties in accordance with this Section.

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         14.       Rule 144. The Company hereby covenants that after the Company shall have filed a registration statement pursuant to the requirements of
Section 12 of the Exchange Act (or a registration statement on Form S-4), the Company will file in a timely manner all reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, it will, upon the reasonable request of the Holder, make publicly available other information so long as necessary to permit sales by the Holder under Rule 144 under the Securities Act), and it will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon the request of the Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same document.

         16. Entire Agreement. This Agreement contains the entire agreement and understanding of the Parties concerning the subject matter hereof, and supersedes and replaces all prior and contemporaneous negotiations, proposed agreements and agreements, written and oral, relating to such subject matter. There are no agreements, representations or warranties between the Parties as to the subject matter hereof other than those provided herein. Each of the Parties agrees and acknowledges that this Agreement replaces and terminates any and all registration rights provided for in the WPG Registration Rights Agreement.

         17. Amendments and Governing Law. This Agreement may be amended, modified or supplemented only by a written instrument executed by the Company and Holders of a majority of the then existing shares of Registrable Stock. Any term, covenant, agreement or condition in this Agreement may be waived (either generally or in particular instances and either retroactively or prospectively) by written instruments signed by the Company and Holders of a majority of the existing shares of Registrable Stock. Any such waiver shall be limited to its express terms and shall not be deemed a waiver of any other term, covenant, agreement or condition. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in that state. Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder of Registrable Stock then outstanding, each future Holder of such Registrable Stock and the Company.

         18. Further Assurances. Each Party agrees to take all such steps, execute and deliver such further documents and perform such acts as may be reasonably requested by any other Party in order to effectuate the transactions contemplated by this Agreement.


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IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement as of the date first above written.


WPG CORPORATE DEVELOPMENT                EMPIRE OF CAROLINA, INC.
ASSOCIATES IV, L.P.


By: WPG PRIVATE EQUITY PARTNERS,
    L.P., its sole General Partner       By: /s/ Lawrence Geller
                                             -----------------------------------


By: /s/ Steven Hutchinson                By: Lawrence Geller
    -----------------------------            -----------------------------------
    Its:                                     Its: Vice President-General Counsel
        -------------------------                 ------------------------------


WEISS, PECK & GREER, as Trustee under    WPG CORPORATE DEVELOPMENT
Craig Whiting IRA                        ASSOCIATES IV (OVERSEAS), LTD.

                                         WPG CDA IV (OVERSEAS) LTD.,
By: /s/ Robert Rodriguez                 GENERAL PARTNER
    -----------------------------
    Its:
        -------------------------

                                         By: /s/ illegible
                                             -----------------------------------
                                             Its: Director
                                                  ------------------------------


WEISS, PECK & GREER, as Trustee under    WESTPOOL INVESTMENT TRUST PLC
Nora Kerppola IRA


                                         By: /s/ Robert Rayne
                                             -----------------------------------
By: /s/ Robert Rodriguez                     Its: Investment Director
    -----------------------------                 ------------------------------
    Its:
        -------------------------


GLENBROOK PARTNERS, L.P.
                                             /s/ Peter B. Pfister
                                             -----------------------------------
                                                 Peter B. Pfister

By: /s/ Pico Sagan
    -----------------------------
    Its: Executive Vice President            /s/ Eugene M. Matalene, Jr.
         ------------------------            -----------------------------------
                                                 Eugene M. Matalene, Jr.


                                             /s/ Richard H. Hochman
                                             -----------------------------------
                                                 Richard Hochman




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